MassMutual EvolutionSM

Supplement dated September 29, 2005

to the Prospectus dated May 1, 2005

Effective October 1, 2005, we are lowering the current charge for the Annual Ratchet Death Benefit feature from 0.50% to 0.40%. If you elect this feature on or after October 1, 2005, the current charge will be 0.40%. If you elected this feature prior to October 1, 2005, the current charge will be lowered to 0.40% as of October 1, 2005. For an explanation as to how the charge is calculated and deducted see page 30 of the prospectus.

To disclose this change we are making the following changes to the prospectus:

1. On page 6, the first table is deleted and replaced with the following:

(This table shows our current charges. Please see page 6 of the prospectus for maximum charges.)

Current Charges

Elected Feature(s)	Basic Death Benefit	Basic Death Benefit and GMAB[3,5]	Basic Death Benefit and GMIB[3,4]	Annual Ratchet Death Benefit	Annual Ratchet Death Benefit and GMAB [5]	Annual Ratchet Death Benefit and GMIB[4]
Mortality And Expense Risk Charge	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Administrative Charge	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Death Benefit Charge	0%	0%	0%	0.40%	0.40%	0.40%
GMAB[5] and GMIB[4] Charge[6]	N/A	0.40%	0.65%	N/A	0.40%	0.65%
Total Separate Account Charges	1.65%	2.05%	2.30%	2.05%	2.45%	2.70%

3	Your contract includes the Basic Death Benefit unless you elect the Annual Ratchet Death Benefit when we issue your contract.
4	Guaranteed Minimum Income Benefit.
5	Guaranteed Minimum Accumulation Benefit.
6	You cannot elect both the GMAB and the GMIB. You can only elect the GMAB or the GMIB when we issue your contract.

2. On page 30, under the heading “Annual Ratchet Death Benefit Charge,” the second sentence is deleted and replaced with the following:

This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted.

3. On page 38 of the prospectus under the sub-heading “Cost of the Annual Ratchet Death Benefit” the second sentence is deleted and replaced with the following:

This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted.